SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): May 5, 1994

                          SHAWMUT NATIONAL CORPORATION
              (Exact Name of Registrant as Specified in Charter)

         Delaware                  1-10102                06-1212629
      (State or Other          (Commission File         (IRS Employer
       Jurisdiction of          Number)                  Identification
       Incorporation)                                    No.)

           777 Main Street, Hartford, Connecticut       06115
           One Federal Street, Boston, Massachusetts    02211
           (Address of Principal Executive Offices)     (Zip Code)

      Registrant's telephone number, including area code: (203) 986-2000
                                                          (617) 292-2000

                                Not Applicable
      (Former Name or Former Address, if Changed Since Last Report)



      ITEM 5.  OTHER EVENTS.

                On May 5, 1994, the Federal Reserve Bank of Boston waived jurisdiction over the acquisition by Shawmut
      National Corporation ("Shawmut") of all of the outstanding voting shares of Peoples Bancorp of Worcester, Inc. Following the receipt of such waiver, Shawmut scheduled the acquisition to close on May 23, 1994.

                A copy of Shawmut's press release announcing the waiver by the Federal Reserve System is attached hereto as Exhibit 99 and is incorporated herein by reference.

      ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
      EXHIBITS.

                The following exhibit is filed with this Current Report on Form 8-K:

           EXHIBIT
           NUMBER              DESCRIPTION

           99 Press Release of Shawmut National Corporation, dated May 9, 1994.


                                  SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SHAWMUT NATIONAL CORPORATION

                               By: /s/ Joel B. Alvord
                                  Joel B. Alvord
                                  Chairman and Chief
                                    Executive Officer

      Dated:  May 12, 1994


                                 EXHIBIT INDEX

      EXHIBIT
      NUMBER              DESCRIPTION

      99 Press Release of Shawmut National Corporation, dated May 9, 1994.